Financial Supplement

Second Quarter 2023

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change								2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,094	$2,128	$2,200	$2,177	$1,999	($34)		(2%)	$95		5%	$4,222	$3,644	$578		16%
Noninterest expense	1,306	1,296	1,240	1,241	1,305	10		1	1		—	2,602	2,411	191		8
Profit before provision (benefit) for credit losses	788	832	960	936	694	(44)		(5)	94		14	1,620	1,233	387		31
Provision (benefit) for credit losses	176	168	132	123	216	8		5	(40)		(19)	344	219	125		57
NET INCOME	478	511	653	636	364	(33)		(6)	114		31	989	784	205		26
Net income, Underlying[1]	531	560	685	669	595	(29)		(5)	(64)		(11)	1,091	1,071	20		2
Net income available to common stockholders	444	488	621	611	332	(44)		(9)	112		34	932	728	204		28
Net income available to common stockholders, Underlying[1]	497	537	653	644	563	(40)		(7)	(66)		(12)	1,034	1,015	19		2
PER COMMON SHARE DATA
Basic earnings	$0.93	$1.00	$1.26	$1.23	$0.68	($0.07)		(7%)	$0.25		37%	$1.93	$1.59	$0.34		21%
Diluted earnings	0.92	1.00	1.25	1.23	0.67	(0.08)		(8)	0.25		37	1.92	1.58	0.34		22
Basic earnings, Underlying[1]	1.04	1.10	1.32	1.30	1.14	(0.06)		(5)	(0.10)		(9)	2.14	2.22	(0.08)		(4)
Diluted earnings, Underlying[1]	1.04	1.10	1.32	1.30	1.14	(0.06)		(5)	(0.10)		(9)	2.14	2.21	(0.07)		(3)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.39	—		—	0.03		8	0.84	0.78	0.06		8
Book value per common share	45.44	45.84	44.03	42.62	45.02	(0.40)		(1)	0.42		1	45.44	45.02	0.42		1
Tangible book value per common share	28.72	29.44	27.88	26.62	29.14	(0.72)		(2)	(0.42)		(1)	28.72	29.14	(0.42)		(1)
Dividend payout ratio	45%	42%	33%	34%	57%	300	bps		(1,200)	bps		44%	49%	(500)	bps
Dividend payout ratio, Underlying[1]	40	38	32	32	34	200	bps		600	bps		39	35	400	bps
COMMON SHARES OUTSTANDING
Average: Basic	479,470,543	485,444,313	493,293,981	495,651,083	491,497,026	(5,973,770)		(1%)	(12,026,483)		(2%)	482,440,926	457,140,258	25,300,668		6%
Diluted	480,975,281	487,712,146	495,478,398	497,477,501	493,296,114	(6,736,865)		(1)	(12,320,833)		(2)	484,252,103	459,167,747	25,084,356		5
Common shares at period-end	474,682,759	483,982,264	492,282,158	495,843,793	495,650,259	(9,299,505)		(2)	(20,967,500)		(4)	474,682,759	495,650,259	(20,967,500)		(4)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change								2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.16%	3.29%	3.29%	3.24%	3.04%	(13)	bps		12	bps		3.23%	2.91%	32	bps
Net interest margin, FTE[1]	3.17	3.30	3.30	3.25	3.04	(13)			13			3.23	2.91	32
Return on average common equity	8.00	9.11	11.56	10.91	5.95	(111)			205			8.54	6.77	177
Return on average common equity, Underlying[2]	8.97	10.01	12.15	11.52	10.06	(104)			(109)			9.48	9.43	5
Return on average tangible common equity	12.42	14.38	18.46	16.96	9.13	(196)			329			13.37	10.22	315
Return on average tangible common equity, Underlying[2]	13.93	15.80	19.40	17.91	15.45	(187)			(152)			14.84	14.25	59
Return on average total assets	0.86	0.93	1.15	1.12	0.66	(7)			20			0.90	0.77	13
Return on average total assets, Underlying[2]	0.96	1.02	1.21	1.18	1.08	(6)			(12)			0.99	1.05	(6)
Return on average total tangible assets	0.89	0.97	1.19	1.16	0.69	(8)			20			0.93	0.80	13
Return on average total tangible assets, Underlying[2]	0.99	1.06	1.25	1.22	1.12	(7)			(13)			1.03	1.09	(6)
Effective income tax rate	22.09	22.97	21.16	21.80	23.77	(88)			(168)			22.55	22.68	(13)
Effective income tax rate, Underlying[2]	22.51	23.25	21.37	22.00	23.69	(74)			(118)			22.89	22.82	7
Efficiency ratio	62.34	60.90	56.36	57.02	65.27	144			(293)			61.62	66.16	(454)
Efficiency ratio, Underlying[2]	58.86	57.84	54.42	54.90	58.16	102			70			58.34	60.90	(256)
Noninterest income as a % of total revenue	24.14	22.81	22.92	23.54	24.72	133			(58)			23.47	27.22	(375)
Noninterest income as a % of total revenue, Underlying[2]	24.14	22.81	22.92	23.54	25.88	133			(174)			23.47	27.84	(437)
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.3%	10.0%	10.0%	9.8%	9.6%
Tier 1 capital ratio	11.4	11.1	11.1	10.9	10.6
Total capital ratio	13.3	12.9	12.8	12.6	12.3
Tier 1 leverage ratio	9.4	9.4	9.3	9.2	9.3
Tangible common equity ratio	6.3	6.6	6.3	6.1	6.6
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	85.17%	89.83%	86.69%	87.44%	87.28%	(466)	bps		(211)	bps		85.17%	87.28%	(211)	bps
Loan-to-deposit ratio (average balances)	88.73	89.76	87.74	88.32	87.24	(103)	bps		149	bps		89.24	85.40	384	bps
Full-time equivalent colleagues (period-end)	18,468	18,547	18,889	19,235	19,583	(79)		—	(1,115)		(6)	18,468	19,583	(1,115)		(6)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change						2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22		2023	2022	2022
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$2,132	$2,047	$1,893	$1,657	$1,370	$85	4%	$762	56%	$4,179	$2,418	$1,761	73%
Interest and fees on loans held for sale	20	15	16	18	17	5	33	3	18	35	33	2	6
Interest and fees on other loans held for sale	12	5	10	15	25	7	140	(13)	(52)	17	32	(15)	(47)
Investment securities	267	266	258	243	201	1	—	66	33	533	339	194	57
Interest-bearing deposits in banks	100	69	75	36	13	31	45	87	NM	169	17	152	NM
Total interest income	2,531	2,402	2,252	1,969	1,626	129	5	905	56	4,933	2,839	2,094	74
INTEREST EXPENSE
Deposits	723	550	396	176	54	173	31	669	NM	1,273	79	1,194	NM
Short-term borrowed funds	22	6	2	11	10	16	NM	12	120	28	10	18	180
Long-term borrowed funds	198	203	159	117	57	(5)	(2)	141	247	401	98	303	NM
Total interest expense	943	759	557	304	121	184	24	822	NM	1,702	187	1,515	NM
Net interest income	1,588	1,643	1,695	1,665	1,505	(55)	(3)	83	6	3,231	2,652	579	22
NONINTEREST INCOME
Service charges and fees	101	100	105	109	108	1	1	(7)	(6)	201	206	(5)	(2)
Capital markets fees	82	83	98	89	88	(1)	(1)	(6)	(7)	165	181	(16)	(9)
Card fees	80	72	71	71	71	8	11	9	13	152	131	21	16
Mortgage banking fees	59	57	54	66	72	2	4	(13)	(18)	116	141	(25)	(18)
Trust and investment services fees	65	63	61	61	66	2	3	(1)	(2)	128	127	1	1
Foreign exchange and derivative products	44	48	35	42	60	(4)	(8)	(16)	(27)	92	111	(19)	(17)
Letter of credit and loan fees	43	40	41	40	40	3	8	3	8	83	78	5	6
Securities gains, net	9	5	4	—	1	4	80	8	NM	14	5	9	180
Other income	23	17	36	34	(12)	6	35	35	NM	40	12	28	233
Total noninterest income	506	485	505	512	494	21	4	12	2	991	992	(1)	—
TOTAL REVENUE	2,094	2,128	2,200	2,177	1,999	(34)	(2)	95	5	4,222	3,644	578	16
Provision (benefit) for credit losses	176	168	132	123	216	8	5	(40)	(19)	344	219	125	57
NONINTEREST EXPENSE
Salaries and employee benefits	615	658	633	639	683	(43)	(7)	(68)	(10)	1,273	1,277	(4)	—
Outside services	177	176	170	172	189	1	1	(12)	(6)	353	358	(5)	(1)
Equipment and software	181	169	170	159	169	12	7	12	7	350	319	31	10
Occupancy	136	124	110	106	111	12	10	25	23	260	194	66	34
Other operating expense	197	169	157	165	153	28	17	44	29	366	263	103	39
Total noninterest expense	1,306	1,296	1,240	1,241	1,305	10	1	1	—	2,602	2,411	191	8
Income before income tax expense	612	664	828	813	478	(52)	(8)	134	28	1,276	1,014	262	26
Income tax expense	134	153	175	177	114	(19)	(12)	20	18	287	230	57	25
Net income	$478	$511	$653	$636	$364	($33)	(6%)	$114	31%	$989	$784	$205	26%
Net income, Underlying[1]	$531	$560	$685	$669	$595	($29)	(5%)	($64)	(11%)	$1,091	$1,071	$20	2%
Net income available to common stockholders	$444	$488	$621	$611	$332	($44)	(9%)	$112	34%	$932	$728	$204	28%
Net income available to common stockholders, Underlying[1]	$497	$537	$653	$644	$563	($40)	(7%)	($66)	(12%)	$1,034	$1,015	$19	2%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					JUNE 30, 2023 CHANGE
	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	March 31, 2023		June 30, 2022
						$	%	$	%
ASSETS
Cash and due from banks	$1,689	$1,283	$1,489	$1,235	$1,456	$406	32%	$233	16%
Interest-bearing cash and due from banks	9,878	6,691	9,058	6,925	5,058	3,187	48	4,820	95
Interest-bearing deposits in banks	284	320	303	261	469	(36)	(11)	(185)	(39)
Debt securities available for sale, at fair value	24,755	23,845	24,007	23,478	24,961	910	4	(206)	(1)
Debt securities held to maturity	9,520	9,677	9,834	10,071	9,567	(157)	(2)	(47)	—
Loans held for sale, at fair value	1,225	855	774	1,048	1,377	370	43	(152)	(11)
Other loans held for sale	196	1,000	208	914	2,078	(804)	(80)	(1,882)	(91)
Loans and leases	151,320	154,688	156,662	156,140	156,172	(3,368)	(2)	(4,852)	(3)
Less: Allowance for loan and lease losses	(2,044)	(2,017)	(1,983)	(1,980)	(1,964)	(27)	1	(80)	4
Net loans and leases	149,276	152,671	154,679	154,160	154,208	(3,395)	(2)	(4,932)	(3)
Derivative assets	719	569	842	1,352	1,669	150	26	(950)	(57)
Premises and equipment	876	866	844	827	885	10	1	(9)	(1)
Bank-owned life insurance	3,263	3,244	3,236	3,222	3,207	19	1	56	2
Goodwill	8,188	8,177	8,173	8,160	8,081	11	—	107	1
Other intangible assets	175	185	197	199	211	(10)	(5)	(36)	(17)
Other assets	13,022	12,873	13,089	12,832	13,485	149	1	(463)	(3)
TOTAL ASSETS	$223,066	$222,256	$226,733	$224,684	$226,712	$810	—%	($3,646)	(2%)
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$40,286	$44,326	$49,283	$51,888	$54,169	($4,040)	(9%)	($13,883)	(26%)
Interest-bearing	137,381	127,868	131,441	126,678	124,756	9,513	7	12,625	10
Total deposits	177,667	172,194	180,724	178,566	178,925	5,473	3	(1,258)	(1)
Short-term borrowed funds	1,099	1,018	3	263	3,763	81	8	(2,664)	(71)
Derivative liabilities	2,270	1,704	1,909	2,227	1,004	566	33	1,266	126
Long-term borrowed funds:
FHLB advances	5,029	11,779	8,519	9,519	8,269	(6,750)	(57)	(3,240)	(39)
Senior debt	5,258	5,263	5,555	4,954	4,176	(5)	—	1,082	26
Subordinated debt and other debt	3,813	1,813	1,813	1,813	1,995	2,000	110	1,818	91
Total long-term borrowed funds	14,100	18,855	15,887	16,286	14,440	(4,755)	(25)	(340)	(2)
Other liabilities	4,345	4,284	4,520	4,196	4,252	61	1	93	2
TOTAL LIABILITIES	199,481	198,055	203,043	201,538	202,384	1,426	1	(2,903)	(1)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,207	22,183	22,142	22,121	22,100	24	—	107	—
Retained earnings	9,655	9,416	9,159	8,748	8,346	239	3	1,309	16
Treasury stock, at cost	(5,734)	(5,475)	(5,071)	(4,920)	(4,920)	(259)	(5)	(814)	(17)
Accumulated other comprehensive income (loss)	(4,563)	(3,943)	(4,560)	(4,823)	(3,218)	(620)	(16)	(1,345)	(42)
TOTAL STOCKHOLDERS' EQUITY	23,585	24,201	23,690	23,146	24,328	(616)	(3)	(743)	(3)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$223,066	$222,256	$226,733	$224,684	$226,712	$810	—%	($3,646)	(2%)
Memo: Total tangible common equity	$13,630	$14,247	$13,728	$13,197	$14,444	($617)	(4%)	($814)	(6%)

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2023 CHANGE
	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2023		June 30, 2022
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$48,038	$50,450	$51,836	$50,989	$51,801	($2,412)	(5%)	($3,763)	(7%)
Commercial real estate	28,947	28,999	28,865	28,681	28,070	(52)	—	877	3
Leases	1,294	1,417	1,479	1,444	1,574	(123)	(9)	(280)	(18)
Total commercial	78,279	80,866	82,180	81,114	81,445	(2,587)	(3)	(3,166)	(4)
Residential mortgages	30,769	30,362	29,921	29,548	29,088	407	1	1,681	6
Home equity	14,487	14,135	14,043	13,684	13,122	352	2	1,365	10
Automobile	10,428	11,535	12,292	13,155	13,868	(1,107)	(10)	(3,440)	(25)
Education	12,246	12,634	12,808	13,094	13,141	(388)	(3)	(895)	(7)
Other retail	5,111	5,156	5,418	5,545	5,508	(45)	(1)	(397)	(7)
Total retail	73,041	73,822	74,482	75,026	74,727	(781)	(1)	(1,686)	(2)
Total loans and leases	$151,320	$154,688	$156,662	$156,140	$156,172	($3,368)	(2%)	($4,852)	(3%)
Loans held for sale, at fair value	1,225	855	774	1,048	1,377	370	43	(152)	(11)
Other loans held for sale	196	1,000	208	914	2,078	(804)	(80)	(1,882)	(91)
Loans and leases and loans held for sale	$152,741	$156,543	$157,644	$158,102	$159,627	($3,802)	(2%)	($6,886)	(4%)

DEPOSITS
Demand	$40,286	$44,326	$49,283	$51,888	$54,169	($4,040)	(9%)	($13,883)	(26%)
Money market	52,542	48,905	49,905	49,081	48,063	3,637	7	4,479	9
Checking with interest	35,028	34,496	39,721	38,040	39,611	532	2	(4,583)	(12)
Savings	29,824	29,789	29,805	29,882	27,959	35	—	1,865	7
Term	19,987	14,678	12,010	9,675	9,123	5,309	36	10,864	119
Total deposits	$177,667	$172,194	$180,724	$178,566	$178,925	$5,473	3%	($1,258)	(1%)

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									2Q23 Change
	2Q23			1Q23			2Q22			1Q23			2Q22
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$7,768	$100	5.10%	$5,899	$69	4.65%	$4,630	$13	1.06%	$1,869	$31	45 bps	$3,138	$87	404 bps
Taxable investment securities	38,000	267	2.81	38,953	266	2.74	35,900	201	2.25	(953)	1	7	2,100	66	56
Non-taxable investment securities	2	—	2.68	2	—	2.68	3	—	2.62	—	—	—	(1)	—	6
Total investment securities	38,002	267	2.81	38,955	266	2.74	35,903	201	2.25	(953)	1	7	2,099	66	56
Commercial and industrial	49,770	765	6.09	51,993	735	5.66	50,517	418	3.28	(2,223)	30	43	(747)	347	281
Commercial real estate	29,115	445	6.05	28,892	416	5.75	27,592	243	3.48	223	29	30	1,523	202	257
Leases	1,352	12	3.69	1,436	12	3.33	1,575	10	2.61	(84)	—	36	(223)	2	108
Total commercial	80,237	1,222	6.03	82,321	1,163	5.65	79,684	671	3.33	(2,084)	59	38	553	551	270
Residential mortgages	30,566	259	3.38	30,075	250	3.33	28,486	221	3.10	491	9	5	2,080	38	28
Home equity	14,340	264	7.38	14,073	240	6.92	12,811	105	3.27	267	24	46	1,529	159	411
Automobile	10,997	113	4.14	11,937	119	4.04	14,172	127	3.60	(940)	(6)	10	(3,175)	(14)	54
Education	12,430	155	5.00	12,796	154	4.88	13,144	137	4.18	(366)	1	12	(714)	18	82
Other retail	5,155	119	9.30	5,290	121	9.25	5,557	109	7.87	(135)	(2)	5	(402)	10	143
Total retail	73,488	910	4.96	74,171	884	4.81	74,170	699	3.77	(683)	26	15	(682)	211	119
Total loans and leases	153,725	2,132	5.52	156,492	2,047	5.25	153,854	1,370	3.55	(2,767)	85	27	(129)	762	197
Loans held for sale, at fair value	1,381	20	5.74	1,009	15	5.87	1,937	17	3.60	372	5	(13)	(556)	3	214
Other loans held for sale	622	12	7.90	197	5	9.98	2,353	25	4.21	425	7	(208)	(1,731)	(13)	369
Total interest-earning assets	201,498	2,531	5.00	202,552	2,402	4.76	198,677	1,626	3.26	(1,054)	129	24	2,821	905	174
Noninterest-earning assets	20,875			20,159			22,290			716			(1,415)
TOTAL ASSETS	$222,373			$222,711			$220,967			($338)			$1,406
INTEREST-BEARING LIABILITIES
Checking with interest	$34,586	110	1.28	$35,974	97	1.09	$38,747	15	0.16	($1,388)	13	19	($4,161)	$95	112
Money market	49,665	348	2.81	49,942	287	2.33	48,795	23	0.19	(277)	61	48	870	325	262
Regular savings	29,640	108	1.46	29,460	79	1.09	27,661	9	0.14	180	29	37	1,979	99	132
Term	17,180	157	3.68	12,839	87	2.72	6,970	7	0.31	4,341	70	96	10,210	150	337
Total interest-bearing deposits	131,071	723	2.21	128,215	550	1.74	122,173	54	0.18	2,856	173	47	8,898	669	203
Short-term borrowed funds	1,446	22	5.82	542	6	4.97	3,995	10	0.98	904	16	85	(2,549)	12	484
FHLB advances	9,674	123	5.01	10,362	121	4.68	4,437	12	1.04	(688)	2	33	5,237	111	397
Senior debt	5,264	57	4.27	5,606	61	4.39	4,022	26	2.66	(342)	(4)	(12)	1,242	31	161
Subordinated debt and other debt	1,857	18	4.37	1,812	21	4.37	1,763	19	4.39	45	(3)	—	94	(1)	(2)
Total long-term borrowed funds	16,795	198	4.70	17,780	203	4.55	10,222	57	2.26	(985)	(5)	15	6,573	141	244
Total borrowed funds	18,241	220	4.80	18,322	209	4.57	14,217	67	1.90	(81)	11	23	4,024	153	290
Total interest-bearing liabilities	149,312	943	2.53	146,537	759	2.09	136,390	121	0.36	2,775	184	44	12,922	822	217
Demand deposits	42,178			46,135			54,189			(3,957)			(12,011)
Other noninterest-bearing liabilities	6,580			6,323			5,991			257			589
TOTAL LIABILITIES	198,070			198,995			196,570			(925)			1,500
STOCKHOLDERS' EQUITY	24,303			23,716			24,397			587			(94)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,373			$222,711			$220,967			($338)			$1,406
INTEREST RATE SPREAD			2.47%			2.67%			2.90%			(20)			(43)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,588	3.16%		$1,643	3.29%		$1,505	3.04%		($55)	(13)		$83	12
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,593	3.17%		$1,647	3.30%		$1,507	3.04%		($54)	(13)		$86	13
Memo: Total deposits (interest-bearing and demand)	$173,249	$723	1.68%	$174,350	$550	1.28%	$176,362	$54	0.12%	($1,101)	$173	40 bps	($3,113)	$669	156 bps

1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE SIX MONTHS ENDED JUNE 30,						2023 Change
	2023			2022			2022
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$6,839	$169	4.91%	$6,333	$17	0.52%	$506	$152	439	bps
Taxable investment securities	38,474	533	2.77	32,591	339	2.08	5,883	194	69
Non-taxable investment securities	2	—	2.68	2	—	2.61	—	—	7
Total investment securities	38,476	533	2.77	32,593	339	2.08	5,883	194	69
Commercial and industrial	50,876	1,500	5.87	47,747	746	3.11	3,129	754	276
Commercial real estate	29,004	861	5.90	20,867	333	3.17	8,137	528	273
Leases	1,393	24	3.50	1,568	21	2.71	(175)	3	79
Total commercial	81,273	2,385	5.84	70,182	1,100	3.12	11,091	1,285	272
Residential mortgages	30,322	509	3.35	25,987	390	3.00	4,335	119	35
Home equity	14,207	504	7.16	12,469	195	3.15	1,738	309	401
Automobile	11,465	232	4.09	14,352	254	3.58	(2,887)	(22)	51
Education	12,612	309	4.94	13,091	268	4.13	(479)	41	81
Other retail	5,222	240	9.27	5,492	211	7.75	(270)	29	152
Total retail	73,828	1,794	4.89	71,391	1,318	3.71	2,437	476	118
Total loans and leases	155,101	4,179	5.39	141,573	2,418	3.42	13,528	1,761	197
Loans held for sale, at fair value	1,196	35	5.79	2,150	33	3.11	(954)	2	268
Other loans held for sale	410	17	8.40	1,409	32	4.48	(999)	(15)	392
Total interest-earning assets	202,022	4,933	4.88	184,058	2,839	3.09	17,964	2,094	179
Noninterest-earning assets	20,519			20,674			(155)
TOTAL ASSETS	$222,541			$204,732			$17,809
INTEREST-BEARING LIABILITIES
Checking with interest	$35,276	207	1.18	$34,605	20	0.12	$671	187	106
Money market	49,803	635	2.57	48,012	35	0.15	1,791	600	242
Regular savings	29,551	187	1.28	25,758	14	0.11	3,793	173	117
Term	15,021	244	3.27	5,976	10	0.30	9,045	234	297
Total interest-bearing deposits	129,651	1,273	1.98	114,351	79	0.14	15,300	1,194	184
Short-term borrowed funds	997	28	5.59	2,023	10	1.00	(1,026)	18	459
FHLB advances	10,016	244	4.84	2,240	12	1.04	7,776	232	380
Senior debt	5,434	118	4.33	4,240	50	2.37	1,194	68	196
Subordinated debt and other debt	1,834	39	4.37	1,675	36	4.30	159	3	7
Total long-term borrowed funds	17,284	401	4.63	8,155	98	2.40	9,129	303	223
Total borrowed funds	18,281	429	4.68	10,178	108	2.13	8,103	321	255
Total interest-bearing liabilities	147,932	1,702	2.31	124,529	187	0.30	23,403	1,515	201
Demand deposits	44,145			51,430			(7,285)
Other noninterest-bearing liabilities	6,453			5,073			1,380
TOTAL LIABILITIES	198,530			181,032			17,498
STOCKHOLDERS' EQUITY	24,011			23,700			311
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,541			$204,732			$17,809
INTEREST RATE SPREAD			2.57%			2.79%			(22)
NET INTEREST MARGIN AND NET INTEREST INCOME		$3,231	3.23%		$2,652	2.91%		$579	32
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$3,240	3.23%		$2,656	2.91%		$584	32
Memo: Total deposits (interest-bearing and demand)	$173,796	$1,273	1.48%	$165,781	$79	0.10%	$8,015	$1,194	138	bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE SIX MONTHS ENDED JUNE 30,
2Q23 Change	2023 Change
2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	2023	2022	2022
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$23	$18	$12	$19	$22	$5	28%	$1	5%	$41	$53	($12)	(23%)
Mortgage servicing revenue	34	37	40	40	39	(3)	(8)	(5)	(13)	71	67	4	6
MSR valuation changes, net of hedge impact	2	2	2	7	11	—	—	(9)	(82)	4	21	(17)	(81)
Total mortgage banking fees	$59	$57	$54	$66	$72	$2	4%	($13)	(18%)	$116	$141	($25)	(18%)

Pull-through adjusted locks	$2,870	$2,078	$1,665	$2,979	$3,833	$792	38%	($963)	(25%)	$4,948	$8,769	($3,821)	(44%)

Production revenue as a percentage of Pull-through adjusted locks	0.79%	0.90%	0.72%	0.64%	0.57%	(11)	bps	22	bps	0.84%	0.60%	24	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,260	$1,011	$1,103	$1,799	$2,774	$249	25%	($1,514)	(55%)	$2,271	$6,049	($3,778)	(62%)
Third Party	2,350	1,333	1,652	2,642	3,624	1,017	76	(1,274)	(35)	3,683	7,725	(4,042)	(52)
Total	$3,610	$2,344	$2,755	$4,441	$6,398	$1,266	54%	(2,788)	(44%)	$5,954	$13,774	($7,820)	(57%)

Originated for sale	$2,874	$1,651	$2,044	$3,212	$4,296	$1,223	74%	($1,422)	(33%)	$4,525	$9,817	($5,292)	(54%)
Originated for investment	736	693	711	1,229	2,102	43	6	(1,366)	(65)	1,429	3,957	(2,528)	(64)
Total	$3,610	$2,344	$2,755	$4,441	$6,398	$1,266	54%	($2,788)	(44%)	$5,954	$13,774	($7,820)	(57%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,591	$96,346	$96,698	$96,415	$95,489	$245	—%	$1,102	1%	$96,591	$95,489	$1,102	1%
Owned loans serviced	31,636	30,827	30,135	30,081	29,893	809	3	1,743	6	31,636	29,893	1,743	6
Total	$128,227	$127,173	$126,833	$126,496	$125,382	$1,054	1%	$2,845	2%	$128,227	$125,382	$2,845	2%

MSR at fair value	$1,524	$1,496	$1,530	$1,524	$1,411	$28	2%	$113	8%	$1,524	$1,411	$113	8%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q23 Change								2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,104	$1,096	$1,106	$1,085	$995	$8		1%	$109		11%	$2,200	$1,852	$348		19%
Noninterest income	268	256	256	270	280	12		5	(12)		(4)	524	537	(13)		(2)
Total revenue	1,372	1,352	1,362	1,355	1,275	20		1	97		8	2,724	2,389	335		14
Noninterest expense	908	889	863	863	881	19		2	27		3	1,797	1,665	132		8
Profit before provision (benefit) for credit losses	464	463	499	492	394	1		—	70		18	927	724	203		28
Net charge-offs	82	83	76	62	39	(1)		(1)	43		110	165	88	77		88
Income before income tax expense	382	380	423	430	355	2		1	27		8	762	636	126		20
Income tax expense	100	99	108	111	90	1		1	10		11	199	162	37		23
Net income	$282	$281	$315	$319	$265	$1		—%	$17		6%	$563	$474	$89		19%
AVERAGE BALANCES
Total assets	$87,040	$87,558	$88,440	$89,560	$88,881	($518)		(1%)	($1,841)		(2%)	$87,298	$83,247	$4,051		5%
Total loans and leases[1]	80,684	81,190	82,302	83,373	83,248	(506)		(1)	(2,564)		(3)	80,935	78,268	2,667		3
Deposits	115,846	115,578	117,164	117,448	118,482	268		—	(2,636)		(2)	115,713	111,610	4,103		4
Interest-earning assets	81,328	81,871	83,021	84,122	84,026	(543)		(1)	(2,698)		(3)	81,598	79,067	2,531		3
KEY METRICS
Net interest margin	5.44%	5.44%	5.28%	5.12%	4.75%	—	bps		69	bps		5.44%	4.72%	72	bps
Efficiency ratio	66.14	65.81	63.38	63.76	69.06	33	bps		(292)	bps		65.97	69.67	(370)	bps
Loan-to-deposit ratio (period-end balances)	66.91	69.40	68.55	67.38	69.04	(249)	bps		(213)	bps		66.91	69.04	(213)	bps
Loan-to-deposit ratio (average balances)	68.87	69.77	69.38	69.63	68.60	(90)	bps		27	bps		69.31	68.34	97	bps
Return on average total tangible assets	1.31	1.31	1.42	1.43	1.20	—	bps		11	bps		1.31	1.15	16	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q23 Change								2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$584	$597	$594	$559	$534	($13)		(2%)	$50		9%	$1,181	$950	$231		24%
Noninterest income	207	201	198	213	221	6		3	(14)		(6)	408	434	(26)		(6)
Total revenue	791	798	792	772	755	(7)		(1)	36		5	1,589	1,384	205		15
Noninterest expense	315	331	318	325	308	(16)		(5)	7		2	646	580	66		11
Profit before provision (benefit) for credit losses	476	467	474	447	447	9		2	29		6	943	804	139		17
Net charge-offs	71	47	12	12	10	24		51	61		NM	118	22	96		NM
Income before income tax expense	405	420	462	435	437	(15)		(4)	(32)		(7)	825	782	43		5
Income tax expense	100	101	104	101	96	(1)		(1)	4		4	201	170	31		18
Net income	$305	$319	$358	$334	$341	($14)		(4%)	($36)		(11%)	$624	$612	$12		2%
AVERAGE BALANCES
Total assets	$77,546	$78,891	$79,591	$80,067	$78,638	($1,345)		(2%)	($1,092)		(1%)	$78,215	$69,927	$8,288		12%
Total loans and leases[1]	74,295	75,734	75,773	75,767	74,172	(1,439)		(2)	123		—	75,010	66,134	8,876		13
Deposits	45,494	48,966	52,303	51,095	51,575	(3,472)		(7)	(6,081)		(12)	47,220	48,067	(847)		(2)
Interest-earning assets	74,687	76,130	76,097	76,025	74,422	(1,443)		(2)	265		—	75,405	66,412	8,993		14
KEY METRICS
Net interest margin	3.13%	3.18%	3.10%	2.91%	2.88%	(5)	bps		25	bps		3.16%	2.89%	27	bps
Efficiency ratio	39.76	41.47	40.18	42.04	40.78	(171)	bps		(102)	bps		40.62	41.93	(131)	bps
Loan-to-deposit ratio (period-end balances)	150.41	162.54	141.44	142.25	142.31	(1,213)	bps		810	bps		150.41	142.31	810	bps
Loan-to-deposit ratio (average balances)	160.89	153.33	143.49	145.57	139.31	756	bps		2,158	bps		156.99	134.33	2,266	bps
Return on average total tangible assets	1.59	1.66	1.80	1.68	1.75	(7)	bps		(16)	bps		1.62	1.78	(16)	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q23 Change						2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22		2023	2022	2022
						$	%	$	%			$	%
Net interest income	($100)	($50)	($5)	$21	($24)	($50)	(100%)	($76)	NM	($150)	($150)	$—	—%
Noninterest income	31	28	51	29	(7)	3	11	38	NM	59	21	38	181
Total revenue	(69)	(22)	46	50	(31)	(47)	(214)	(38)	(123)	(91)	(129)	38	29
Noninterest expense	83	76	59	53	116	7	9	(33)	(28)	159	166	(7)	(4)
Loss before provision (benefit) for credit losses	(152)	(98)	(13)	(3)	(147)	(54)	(55)	(5)	(3)	(250)	(295)	45	15
Provision (benefit) for credit losses	23	38	44	49	167	(15)	(39)	(144)	(86)	61	109	(48)	(44)
Loss before income tax benefit	(175)	(136)	(57)	(52)	(314)	(39)	(29)	139	44	(311)	(404)	93	23
Income tax benefit	(66)	(47)	(37)	(35)	(72)	(19)	(40)	6	8	(113)	(102)	(11)	(11)
Net loss	($109)	($89)	($20)	($17)	($242)	($20)	(22%)	$133	55	($198)	($302)	$104	34
AVERAGE BALANCES
Total assets	$57,787	$56,262	$56,939	$55,846	$53,448	$1,525	3%	$4,339	8%	$57,028	$51,558	$5,470	11%
Total loans and leases[2]	748	773	760	724	724	(25)	(3)	24	3	762	729	33	5
Deposits	11,909	9,806	9,577	9,075	6,305	2,103	21	5,604	89	10,863	6,104	4,759	78
Interest-earning assets	45,482	44,550	45,405	43,428	40,228	932	2	5,254	13	45,018	38,579	6,439	17
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					JUNE 30, 2023 CHANGE
	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2023			June 30, 2022
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$280	$297	$249	$234	$202	($17)		(6%)	$78		39%
Commercial real estate	352	140	103	37	37	212		151	315		NM
Leases	3	—	—	—	—	3		100	3		100
Total commercial	635	437	352	271	239	198		45	396		166
Residential mortgages[1]	201	216	234	236	253	(15)		(7)	(52)		(21)
Home equity	251	240	241	235	240	11		5	11		5
Automobile	51	50	56	52	50	1		2	1		2
Education	22	23	33	33	31	(1)		(4)	(9)		(29)
Other retail	31	30	28	25	26	1		3	5		19
Total retail	556	559	592	581	600	(3)		(1)	(44)		(7)
Nonaccrual loans and leases	1,191	996	944	852	839	195		20	352		42
Repossessed assets	11	14	16	16	15	(3)		(21)	(4)		(27)
Nonaccrual loans and leases and repossessed assets	$1,202	$1,010	$960	$868	$854	$192		19%	$348		41%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$635	$437	$352	$271	$239	$198		45%	$396		166%
Retail	567	573	608	597	615	(6)		(1)	(48)		(8)
Total nonaccrual loans and leases	$1,202	$1,010	$960	$868	$854	$192		19%	$348		41%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.35%	1.30%	1.27%	1.27%	1.26%	5	bps		9	bps
Allowance for credit losses to loans and leases	1.52	1.47	1.43	1.41	1.37	5			15
Allowance for loan and lease losses to nonaccrual loans and leases	172	203	210	232	234	(31%)			(62%)
Allowance for credit losses to nonaccrual loans and leases	193	229	237	258	256	(36%)			(63%)
Nonaccrual loans and leases to loans and leases	0.79	0.64	0.60	0.55	0.54	15	bps		25	bps
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					JUNE 30, 2023 CHANGE
	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2023		June 30, 2022
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$2	$21	$21	$13	$39	($19)	(90%)	($37)	(95%)
Commercial real estate	—	63	1	2	33	(63)	(100)	(33)	(100)
Leases	—	—	—	—	—	—	—	—	—
Total commercial	2	84	22	15	72	(82)	(98)	(70)	(97)
Residential mortgages[1]	257	314	319	425	623	(57)	(18)	(366)	(59)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	3	3	4	4	3	—	—	—	—
Other retail	20	23	22	18	14	(3)	(13)	6	43
Total retail	280	340	345	447	640	(60)	(18)	(360)	(56)
Total loans and leases	$282	$424	$367	$462	$712	($142)	(33%)	($430)	(60%)

1 90+ days past due and accruing includes $256 million, $309 million, $316 million, $425 million, and $623 million of loans fully or partially guaranteed by the FHA, VA, and USDA for June 30, 2023, March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change						2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22		2023	2022	2022
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$17	$55	$21	$20	$13	($38)	(69%)	$4	31	$72	$27	$45	167%
Commercial real estate	62	4	—	2	—	58	NM	62	100	66	—	66	100
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial	79	59	21	22	13	20	34	66	NM	138	27	111	NM
Residential mortgages	1	1	1	1	1	—	—	—	—	2	3	(1)	(33)
Home equity	3	2	2	3	2	1	50	1	50	5	4	1	25
Automobile	24	30	27	24	21	(6)	(20)	3	14	54	42	12	29
Education	26	23	24	18	16	3	13	10	63	49	36	13	36
Other retail	56	56	51	48	38	—	—	18	47	112	80	32	40
Total retail	110	112	105	94	78	(2)	(2)	32	41	222	165	57	35
Total gross charge-offs	$189	$171	$126	$116	$91	$18	11%	$98	108%	$360	$192	$168	88%
GROSS RECOVERIES
Commercial and industrial	$2	$3	$5	$6	$3	($1)	(33%)	($1)	(33%)	$5	$6	($1)	(17%)
Commercial real estate	—	1	—	1	—	(1)	(100)	—	—	1	—	1	100
Leases	1	3	—	—	—	(2)	(67)	1	100	4	—	4	100
Total commercial	3	7	5	7	3	(4)	(57)	—	—	10	6	4	67
Residential mortgages	1	—	1	1	2	1	100	(1)	(50)	1	4	(3)	(75)
Home equity	6	5	6	9	11	1	20	(5)	(45)	11	22	(11)	(50)
Automobile	16	15	14	13	15	1	7	1	7	31	30	1	3
Education	4	5	5	5	5	(1)	(20)	(1)	(20)	9	9	—	—
Other retail	7	6	7	7	6	1	17	1	17	13	13	—	—
Total retail	34	31	33	35	39	3	10	(5)	(13)	65	78	(13)	(17)
Total gross recoveries	$37	$38	$38	$42	$42	($1)	(3%)	($5)	(12%)	$75	$84	($9)	(11%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$15	$52	$16	$14	$10	($37)	(71%)	$5	50	$67	$21	$46	219
Commercial real estate	62	3	—	1	—	59	NM	62	100	65	—	65	100
Leases	(1)	(3)	—	—	—	2	67	(1)	(100)	(4)	—	(4)	—
Total commercial	76	52	16	15	10	24	46	66	NM	128	21	107	NM
Residential mortgages	—	1	—	—	(1)	(1)	(100)	1	100	1	(1)	2	NM
Home equity	(3)	(3)	(4)	(6)	(9)	—	—	6	67	(6)	(18)	12	67
Automobile	8	15	13	11	6	(7)	(47)	2	33	23	12	11	92
Education	22	18	19	13	11	4	22	11	100	40	27	13	48
Other retail	49	50	44	41	32	(1)	(2)	17	53	99	67	32	48
Total retail	76	81	72	59	39	(5)	(6)	37	95	157	87	70	80
Total net charge-offs	$152	$133	$88	$74	$49	$19	14%	$103	210%	$285	$108	$177	164%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change								2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22			2023	2022	2022
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.12%	0.40%	0.12%	0.11%	0.08%	(28)	bps		4	bps		0.26%	0.09%	17	bps
Commercial real estate	0.86	0.05	—	0.01	—	81			86			0.46	—	46
Leases	(0.22)	(0.85)	(0.06)	(0.11)	(0.05)	63			(17)			(0.54)	0.03	(57)
Total commercial	0.38	0.26	0.07	0.07	0.05	12			33			0.32	0.06	26
Residential mortgages	—	0.01	—	0.01	(0.01)	(1)			1			—	(0.01)	1
Home equity	(0.08)	(0.07)	(0.12)	(0.17)	(0.27)	(1)			19			(0.08)	(0.30)	22
Automobile	0.30	0.51	0.42	0.31	0.16	(21)			14			0.41	0.17	24
Education	0.68	0.57	0.59	0.38	0.34	11			34			0.63	0.41	22
Other retail	3.84	3.81	3.21	3.02	2.25	3			159			3.83	2.43	140
Total retail	0.41	0.44	0.39	0.32	0.21	(3)			20			0.43	0.24	19
Total loans and leases	0.40%	0.34%	0.22%	0.19%	0.13%	6	bps		27	bps		0.37%	0.15%	22	bps
Memo: Average loans
Commercial and industrial	$49,770	$51,993	$52,311	$52,130	$50,517	($2,223)		(4%)	($747)		(1%)	$50,876	$47,747	$3,129		7%
Commercial real estate	29,115	28,892	28,735	28,388	27,592	223		1	1,523		6	29,004	20,867	8,137		39
Leases	1,352	1,436	1,422	1,529	1,575	(84)		(6)	(223)		(14)	1,393	1,568	(175)		(11)
Total commercial	80,237	82,321	82,468	82,047	79,684	(2,084)		(3)	553		1	81,273	70,182	11,091		16
Residential mortgages	30,566	30,075	29,677	29,327	28,486	491		2	2,080		7	30,322	25,987	4,335		17
Home equity	14,340	14,073	13,869	13,400	12,811	267		2	1,529		12	14,207	12,469	1,738		14
Automobile	10,997	11,937	12,692	13,540	14,172	(940)		(8)	(3,175)		(22)	11,465	14,352	(2,887)		(20)
Education	12,430	12,796	12,929	13,081	13,144	(366)		(3)	(714)		(5)	12,612	13,091	(479)		(4)
Other retail	5,155	5,290	5,464	5,484	5,557	(135)		(3)	(402)		(7)	5,222	5,492	(270)		(5)
Total retail	73,488	74,171	74,631	74,832	74,170	(683)		(1)	(682)		(1)	73,828	71,391	2,437		3
Total loans and leases	$153,725	$156,492	$157,099	$156,879	$153,854	($2,767)		(2%)	($129)		—%	$155,101	$141,573	$13,528		10%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change						2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22		2023	2022	2022
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,017	$1,983	$1,980	$1,964	$1,720	$34	2%	$297	17%	$1,983	$1,758	$225	13%
Allowance on PCD loans and leases at acquisition:
Commercial	—	—	—	—	99	—	—	(99)	(100)	—	99	(99)	(100)
Retail	—	—	—	—	2	—	—	(2)	(100)	—	2	(2)	(100)
Total Allowance on PCD loans and leases at acquisition	—	—	—	—	101	—	—	(101)	(100)	—	101	(101)	(100)
Charge-offs:
Commercial	79	59	21	22	13	20	34	66	NM	138	27	111	NM
Retail	110	112	105	94	78	(2)	(2)	32	41	222	165	57	35
Total charge-offs	189	171	126	116	91	18	11	98	108	360	192	168	88
Recoveries:
Commercial	3	7	5	7	3	(4)	(57)	—	—	10	6	4	67
Retail	34	31	33	35	39	3	10	(5)	(13)	65	78	(13)	(17)
Total recoveries	37	38	38	42	42	(1)	(3)	(5)	(12)	75	84	(9)	(11)
Net charge-offs	152	133	88	74	49	19	14	103	210	285	108	177	164
Provision (benefit) for loan and lease losses:
Commercial	122	103	46	58	120	19	18	2	2	225	88	137	156
Retail	57	64	45	32	72	(7)	(11)	(15)	(21)	121	125	(4)	(3)
Total provision (benefit) for loan and lease losses	179	167	91	90	192	12	7	(13)	(7)	346	213	133	62
Allowance for loan and lease losses - ending	$2,044	$2,017	$1,983	$1,980	$1,964	$27	1%	$80	4%	$2,044	$1,964	$80	4%

Allowance for unfunded lending commitments - beginning	$258	$257	$216	$183	$158	$1	—%	$100	63%	$257	$176	$81	46%
Allowance on PCD unfunded lending commitments at acquisition	—	—	—	—	1	—	—%	(1)	(100)	—	1	(1)	(100)
Provision (benefit) for unfunded lending commitments	(3)	1	41	33	24	(4)	NM	(27)	NM	(2)	6	(8)	NM
Allowance for unfunded lending commitments - ending	$255	$258	$257	$216	$183	($3)	(1%)	$72	39	$255	$183	$72	39
Total allowance for credit losses - ending	$2,299	$2,275	$2,240	$2,196	$2,147	$24	1%	$152	7%	$2,299	$2,147	$152	7%

Memo: Total allowance for credit losses by product
Commercial	$1,370	$1,326	$1,267	$1,202	$1,153	$44	3%	$217	19%	$1,370	$1,153	$217	19%
Retail	929	949	973	994	994	(20)	(2)	(65)	(7)	929	994	(65)	(7)
Total allowance for credit losses	$2,299	$2,275	$2,240	$2,196	$2,147	$24	1%	$152	7%	$2,299	$2,147	$152	7%

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2023 CHANGE						2023 Change
	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2023		June 30, 2022		2023	2022	2022
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,381	$18,370	$18,574	$18,304	$17,946	$11	—%	$435	2%
Tier 1 capital	20,395	20,384	20,588	20,318	19,960	11	—	435	2
Total capital	23,748	23,720	23,755	23,516	23,184	28	—	564	2
Risk-weighted assets	179,034	183,246	185,224	187,201	187,727	(4,212)	(2)	(8,693)	(5)
Adjusted average assets[1]	217,264	217,998	220,779	220,076	215,727	(734)	—	1,537	1
CET1 capital ratio	10.3%	10.0%	10.0%	9.8%	9.6%
Tier 1 capital ratio	11.4	11.1	11.1	10.9	10.6
Total capital ratio	13.3	12.9	12.8	12.6	12.3
Tier 1 leverage ratio	9.4	9.4	9.3	9.2	9.3
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,571	$22,187	$21,676	$21,132	$22,314	($616)	(3%)	($743)	(3%)	$21,571	$22,314	($743)	(3%)
Less: Goodwill	8,188	8,177	8,173	8,160	8,081	11	—	107	1	8,188	8,081	107	1
Less: Other intangible assets	175	185	197	199	211	(10)	(5)	(36)	(17)	175	211	(36)	(17)
Add: Deferred tax liabilities[2]	422	422	422	424	422	—	—	—	—	422	422	—	—
Total tangible common equity	$13,630	$14,247	$13,728	$13,197	$14,444	($617)	(4%)	($814)	(6%)	$13,630	$14,444	($814)	(6%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,289	$21,702	$21,276	$22,246	$22,383	$587	3%	($94)	—%	$21,997	$21,686	$311	1%
Less: Goodwill	8,182	8,177	8,171	8,131	8,015	5	—	167	2	8,179	7,588	591	8
Less: Other intangible assets	181	192	199	228	213	(11)	(6)	(32)	(15)	186	147	39	27
Add: Deferred tax liabilities[2]	422	422	424	424	416	—	—	6	1	421	400	21	5
Total tangible common equity	$14,348	$13,755	$13,330	$14,311	$14,571	$593	4%	($223)	(2%)	$14,053	$14,351	($298)	(2%)
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,188	$8,177	$8,173	$8,160	$8,081	$11	—%	$107	1%	$8,188	$8,081	$107	1%
Other intangible assets	175	185	197	199	211	(10)	(5)	(36)	(17)	175	211	(36)	(17)
Total intangible assets	$8,363	$8,362	$8,370	$8,359	$8,292	$1	—%	$71	1%	$8,363	$8,292	$71	1%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q23 Change						2023 Change
		2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22		2023	2022	2022
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$506	$485	$505	$512	$494	$21	4%	$12	2%	$991	$992	($1)	—%
Less: Notable items		—	—	—	—	(31)	—	—	31	100	—	(31)	31	100
Noninterest income, Underlying (non-GAAP)	B	$506	$485	$505	$512	$525	$21	4%	($19)	(4%)	$991	$1,023	($32)	(3%)
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,094	$2,128	$2,200	$2,177	$1,999	($34)	(2%)	$95	5%	$4,222	$3,644	$578	16%
Less: Notable items		—	—	—	—	(31)	—	—	31	100	—	(31)	31	100
Total revenue, Underlying (non-GAAP)	D	$2,094	$2,128	$2,200	$2,177	$2,030	($34)	(2%)	$64	3%	$4,222	$3,675	$547	15%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,306	$1,296	$1,240	$1,241	$1,305	$10	1%	$1	—%	$2,602	$2,411	$191	8%
Less: Notable items		73	66	43	46	125	7	11	(52)	(42)	139	173	(34)	(20)
Noninterest expense, Underlying (non-GAAP)	F	$1,233	$1,230	$1,197	$1,195	$1,180	$3	—%	$53	4%	$2,463	$2,238	$225	10%
Pre-provision profit:
Total revenue (GAAP)	C	$2,094	$2,128	$2,200	$2,177	$1,999	($34)	(2%)	$95	5%	$4,222	$3,644	$578	16%
Less: Noninterest expense (GAAP)	E	1,306	1,296	1,240	1,241	1,305	10	1	1	—	2,602	2,411	191	8
Pre-provision profit (GAAP)		$788	$832	$960	$936	$694	($44)	(5%)	$94	14%	$1,620	$1,233	$387	31%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,094	$2,128	$2,200	$2,177	$2,030	($34)	(2%)	$64	3%	$4,222	$3,675	$547	15%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,233	1,230	1,197	1,195	1,180	3	—	53	4	2,463	2,238	225	10
Pre-provision profit, Underlying (non-GAAP)		$861	$898	$1,003	$982	$850	($37)	(4%)	$11	1%	$1,759	$1,437	$322	22%
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$176	$168	$132	$123	$216	$8	5%	($40)	(19%)	$344	$219	$125	57%
Less: Notable items		—	—	—	—	145	—	—	(145)	(100)	—	169	(169)	(100)
Provision (benefit) for credit losses, Underlying (non-GAAP)		$176	$168	$132	$123	$71	$8	5%	$105	148%	$344	$50	$294	NM
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$612	$664	$828	$813	$478	($52)	(8%)	$134	28%	$1,276	$1,014	$262	26%
Less: Expense before income tax benefit related to notable items		(73)	(66)	(43)	(46)	(301)	(7)	(11)	228	76	(139)	(373)	234	63
Income before income tax expense, Underlying (non-GAAP)	H	$685	$730	$871	$859	$779	($45)	(6%)	($94)	(12%)	$1,415	$1,387	$28	2%
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$134	$153	$175	$177	$114	($19)	(12%)	$20	18%	$287	$230	$57	25%
Less: Income tax benefit related to notable items		(20)	(17)	(11)	(13)	(70)	(3)	(18)	50	71	(37)	(86)	49	57
Income tax expense, Underlying (non-GAAP)	J	$154	$170	$186	$190	$184	($16)	(9%)	($30)	(16%)	$324	$316	$8	3%
Net income, Underlying:
Net income (GAAP)	K	$478	$511	$653	$636	$364	($33)	(6%)	$114	31%	$989	$784	$205	26%
Add: Notable items, net of income tax benefit		53	49	32	33	231	4	8	(178)	(77)	102	287	(185)	(64)
Net income, Underlying (non-GAAP)	L	$531	$560	$685	$669	$595	($29)	(5%)	($64)	(11%)	$1,091	$1,071	$20	2%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$444	$488	$621	$611	$332	($44)	(9%)	$112	34%	$932	$728	$204	28%
Add: Notable items, net of income tax benefit		53	49	32	33	231	4	8	(178)	(77)	102	287	(185)	(64)
Net income available to common stockholders, Underlying (non-GAAP)	N	$497	$537	$653	$644	$563	($40)	(7%)	($66)	(12%)	$1,034	$1,015	$19	2%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q23 Change								2023 Change
		2Q23	1Q23	4Q22	3Q22	2Q22	1Q23			2Q22			2023	2022	2022
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,094	$2,128	$2,200	$2,177	$1,999	($34)		(1.55%)	$95		4.77%	$4,222	$3,644	$578		15.88%
Less: Noninterest expense (GAAP)	E	1,306	1,296	1,240	1,241	1,305	10		0.77	1		0.06	2,602	2,411	191		7.93
Operating leverage									(2.32%)			4.71%					7.95%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,094	$2,128	$2,200	$2,177	$2,030	($34)		(1.55%)	$64		3.16%	$4,222	$3,675	$547		14.90%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,233	1,230	1,197	1,195	1,180	3		0.18	53		4.39	2,463	2,238	225		10.08
Operating leverage, Underlying (non-GAAP)									(1.73%)			(1.23%)					4.82%
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	62.34%	60.90%	56.36%	57.02%	65.27%	144	bps		(293)	bps		61.62%	66.16%	(454)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	58.86	57.84	54.42	54.90	58.16	102	bps		70	bps		58.34	60.90	(256)	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	24.14%	22.81%	22.92%	23.54%	24.72%	133	bps		(58)	bps		23.47%	27.22%	(375)	bps
Noninterest income as a % of total revenue, Underlying	B/D	24.14	22.81	22.92	23.54	25.88	133	bps		(174)	bps		23.47	27.84	(437)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	22.09%	22.97%	21.16%	21.80%	23.77%	(88)	bps		(168)	bps		22.55%	22.68%	(13)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	22.51	23.25	21.37	22.00	23.69	(74)	bps		(118)	bps		22.89	22.82	7	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,289	$21,702	$21,276	$22,246	$22,383	$587		3%	($94)		—%	$21,997	$21,686	$311		1%
Return on average common equity	M/O	8.00%	9.11%	11.56%	10.91%	5.95%	(111)	bps		205	bps		8.54%	6.77%	177	bps
Return on average common equity, Underlying (non-GAAP)	N/O	8.97	10.01	12.15	11.52	10.06	(104)	bps		(109)	bps		9.48	9.43	5	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,289	$21,702	$21,276	$22,246	$22,383	$587		3%	($94)		—%	$21,997	$21,686	$311		1%
Less: Average goodwill (GAAP)		8,182	8,177	8,171	8,131	8,015	5		—	167		2	8,179	7,588	591		8
Less: Average other intangibles (GAAP)		181	192	199	228	213	(11)		(6)	(32)		(15)	186	147	39		27
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	422	424	424	416	—		—	6		1	421	400	21		5
Average tangible common equity	P	$14,348	$13,755	$13,330	$14,311	$14,571	$593		4%	($223)		(2%)	$14,053	$14,351	($298)		(2%)
Return on average tangible common equity	M/P	12.42%	14.38%	18.46%	16.96%	9.13%	(196)	bps		329	bps		13.37%	10.22%	315	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	13.93	15.80	19.40	17.91	15.45	(187)	bps		(152)	bps		14.84	14.25	59	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$222,373	$222,711	$224,970	$225,473	$220,967	($338)		—%	$1,406		1%	$222,541	$204,732	$17,809		9%
Return on average total assets	K/Q	0.86%	0.93%	1.15%	1.12%	0.66%	(7)	bps		20	bps		0.90%	0.77%	13	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.96	1.02	1.21	1.18	1.08	(6)	bps		(12)	bps		0.99	1.05	(6)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
							2Q23 Change							2023 Change
		2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22			2023	2022	2022
							$/bps	%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$222,373	$222,711	$224,970	$225,473	$220,967	($338)	—%	$1,406		1%	$222,541	$204,732	$17,809		9%
Less: Average goodwill (GAAP)		8,182	8,177	8,171	8,131	8,015	5	—	167		2	8,179	7,588	591		8
Less: Average other intangibles (GAAP)		181	192	199	228	213	(11)	(6)	(32)		(15)	186	147	39		27
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	422	424	424	416	—	—	6		1	421	400	21		5
Average tangible assets	R	$214,432	$214,764	$217,024	$217,538	$213,155	($332)	—%	$1,277		1%	$214,597	$197,397	$17,200		9%
Return on average total tangible assets	K/R	0.89%	0.97%	1.19%	1.16%	0.69%	(8) bps		20	bps		0.93%	0.80%	13	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.99	1.06	1.25	1.22	1.12	(7) bps		(13)	bps		1.03	1.09	(6)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	474,682,759	483,982,264	492,282,158	495,843,793	495,650,259	(9,299,505)	(2%)	(20,967,500)		(4%)	474,682,759	495,650,259	(20,967,500)		(4%)
Common stockholders' equity (GAAP)		$21,571	$22,187	$21,676	$21,132	$22,314	($616)	(3)	($743)		(3)	$21,571	$22,314	($743)		(3)
Less: Goodwill (GAAP)		8,188	8,177	8,173	8,160	8,081	11	—	107		1	8,188	8,081	107		1
Less: Other intangible assets (GAAP)		175	185	197	199	211	(10)	(5)	(36)		(17)	175	211	(36)		(17)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	422	422	424	422	—	—	—		—	422	422	—		—
Tangible common equity	T	$13,630	$14,247	$13,728	$13,197	$14,444	($617)	(4%)	($814)		(6%)	$13,630	$14,444	($814)		(6%)
Tangible book value per common share	T/S	$28.72	$29.44	$27.88	$26.62	$29.14	($0.72)	(2%)	($0.42)		(1%)	$28.72	$29.14	($0.42)		(1%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	479,470,543	485,444,313	493,293,981	495,651,083	491,497,026	(5,973,770)	(1%)	(12,026,483)		(2%)	482,440,926	457,140,258	25,300,668		6%
Average common shares outstanding - diluted (GAAP)	V	480,975,281	487,712,146	495,478,398	497,477,501	493,296,114	(6,736,865)	(1)	(12,320,833)		(2)	484,252,103	459,167,747	25,084,356		5
Net income per average common share - basic (GAAP)	M/U	$0.93	$1.00	$1.26	$1.23	$0.68	($0.07)	(7)	$0.25		37	$1.93	$1.59	$0.34		21
Net income per average common share - diluted (GAAP)	M/V	0.92	1.00	1.25	1.23	0.67	(0.08)	(8)	0.25		37	1.92	1.58	0.34		22
Net income per average common share - basic, Underlying (non-GAAP)	N/U	1.04	1.10	1.32	1.30	1.14	(0.06)	(5)	(0.10)		(9)	2.14	2.22	(0.08)		(4)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	1.04	1.10	1.32	1.30	1.14	(0.06)	(5)	(0.10)		(9)	2.14	2.21	(0.07)		(3)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.39	$—	—%	$0.03		8%	$0.84	$0.78	$0.06		8%
Dividend payout ratio	W/(M/U)	45%	42%	33%	34%	57%	300 bps		(1,200) bps			44%	49%	(500) bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	40	38	32	32	34	200 bps		600 bps			39	35	400 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q23 Change						2023 Change
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23		2Q22		2023	2022	2022
						$	%	$	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	$23	$17	$36	$34	($12)	$6	35%	$35	NM	$40	$12	$28	233%
Less: Notable items	—	—	—	—	(31)	—	—	31	100	—	(31)	31	100
Other income, Underlying (non-GAAP)	$23	$17	$36	$34	$19	$6	35	$4	21%	$40	$43	($3)	(7%)
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$615	$658	$633	$639	$683	($43)	(7%)	($68)	(10%)	$1,273	$1,277	($4)	—%
Less: Notable items	14	16	15	17	72	(2)	(13)	(58)	(81)	30	78	(48)	(62)
Salaries and employee benefits, Underlying (non-GAAP)	$601	$642	$618	$622	$611	($41)	(6%)	($10)	(2%)	$1,243	$1,199	$44	4%
Equipment and software, Underlying:
Equipment and software (GAAP)	$181	$169	$170	$159	$169	$12	7%	$12	7%	$350	$319	$31	10%
Less: Notable items	4	4	2	—	6	—	—	(2)	(33)	8	8	—	—
Equipment and software, Underlying (non-GAAP)	$177	$165	$168	$159	$163	$12	7%	$14	9%	$342	$311	$31	10%
Outside services, Underlying:
Outside services (GAAP)	$177	$176	$170	$172	$189	$1	1%	($12)	(6%)	$353	$358	($5)	(1%)
Less: Notable items	21	27	17	20	41	(6)	(22)	(20)	(49)	48	76	(28)	(37)
Outside services, Underlying (non-GAAP)	$156	$149	$153	$152	$148	$7	5%	$8	5%	$305	$282	$23	8%
Occupancy, Underlying:
Occupancy (GAAP)	$136	$124	$110	$106	$111	$12	10%	$25	23%	$260	$194	$66	34%
Less: Notable items	30	18	2	2	1	12	67	29	NM	48	1	47	NM
Occupancy, Underlying (non-GAAP)	$106	$106	$108	$104	$110	$—	—%	($4)	(4%)	$212	$193	$19	10%
Other operating expense, Underlying:
Other operating expense (GAAP)	$197	$169	$157	$165	$153	$28	17%	$44	29%	$366	$263	$103	39%
Less: Notable items	4	1	7	7	5	3	NM	(1)	(20)	5	10	(5)	(50)
Other operating expense, Underlying (non-GAAP)	$193	$168	$150	$158	$148	$25	15%	$45	30%	$361	$253	$108	43%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(dollars in millions)

		SECOND QUARTER 2023				FIRST QUARTER 2023				FOURTH QUARTER 2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$282	$305	($109)	$478	$281	$319	($89)	$511	$315	$358	($20)	$653
Less: Preferred stock dividends		—	—	34	34	—	—	23	23	—	—	32	32
Net income (loss) available to common stockholders	B	$282	$305	($143)	$444	$281	$319	($112)	$488	$315	$358	($52)	$621
Return on average total tangible assets:
Average total assets (GAAP)		$87,040	$77,546	$57,787	$222,373	$87,558	$78,891	$56,262	$222,711	$88,440	$79,591	$56,939	$224,970
Less: Average goodwill (GAAP)		540	766	6,876	8,182	538	763	6,876	8,177	491	804	6,876	8,171
Average other intangibles (GAAP)		109	41	31	181	115	43	34	192	121	46	32	199
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	11	388	422	23	12	387	422	7	4	413	424
Average tangible assets	C	$86,414	$76,750	$51,268	$214,432	$86,928	$78,097	$49,739	$214,764	$87,835	$78,745	$50,444	$217,024
Return on average total tangible assets	A/C	1.31%	1.59%	NM	0.89%	1.31%	1.66%	NM	0.97%	1.42%	1.80%	NM	1.19%
Efficiency ratio:
Noninterest expense (GAAP)	D	$908	$315	$83	$1,306	$889	$331	$76	$1,296	$863	$318	$59	$1,240
Net interest income (GAAP)		1,104	584	(100)	1,588	1,096	597	(50)	1,643	1,106	594	(5)	1,695
Noninterest income (GAAP)		268	207	31	506	256	201	28	485	256	198	51	505
Total revenue (GAAP)	E	$1,372	$791	($69)	$2,094	$1,352	$798	($22)	$2,128	$1,362	$792	$46	$2,200
Efficiency ratio	D/E	66.14%	39.76%	NM	62.34%	65.81%	41.47%	NM	60.90%	63.38%	40.18%	NM	56.36%

		THIRD QUARTER 2022				SECOND QUARTER 2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$319	$334	($17)	$636	$265	$341	($242)	$364
Less: Preferred stock dividends		—	—	25	25	—	—	32	32
Net income (loss) available to common stockholders	B	$319	$334	($42)	$611	$265	$341	($274)	$332
Return on average total tangible assets:
Average total assets (GAAP)		$89,560	$80,067	$55,846	$225,473	$88,881	$78,638	$53,448	$220,967
Less: Average goodwill (GAAP)		454	801	6,876	8,131	445	731	6,839	8,015
Average other intangibles (GAAP)		106	38	84	228	74	16	123	213
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	3	415	424	6	1	409	416
Average tangible assets	C	$89,006	$79,231	$49,301	$217,538	$88,368	$77,892	$46,895	$213,155
Return on average total tangible assets	A/C	1.43%	1.68%	NM	1.16%	1.20%	1.75%	NM	0.69%
Efficiency ratio:
Noninterest expense (GAAP)	D	$863	$325	$53	$1,241	$881	$308	$116	$1,305
Net interest income (GAAP)		1,085	559	21	1,665	995	534	(24)	1,505
Noninterest income (GAAP)		270	213	29	512	280	221	(7)	494
Total revenue (GAAP)	E	$1,355	$772	$50	$2,177	$1,275	$755	($31)	$1,999
Efficiency ratio	D/E	63.76%	42.04%	NM	57.02%	69.06%	40.78%	NM	65.27%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(dollars in millions)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2023				2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$563	$624	($198)	$989	$474	$612	($302)	$784
Less: Preferred stock dividends		—	—	57	57	—	—	56	56
Net income (loss) available to common stockholders	B	$563	$624	($255)	$932	$474	$612	($358)	$728
Return on average total tangible assets:
Average total assets (GAAP)		$87,298	$78,215	$57,028	$222,541	$83,247	$69,927	$51,558	$204,732
Less: Average goodwill (GAAP)		539	764	6,876	8,179	303	427	6,858	7,588
Average other intangibles (GAAP)		112	42	32	186	62	17	68	147
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	12	386	421	5	1	394	400
Average tangible assets	C	$86,670	$77,421	$50,506	$214,597	$82,887	$69,484	$45,026	$197,397
Return on average total tangible assets	A/C	1.31%	1.62%	NM	0.93%	1.15%	1.78%	NM	0.80%
Efficiency ratio:
Noninterest expense (GAAP)	D	$1,797	$646	$159	$2,602	$1,665	$580	$166	$2,411
Net interest income (GAAP)		2,200	1,181	(150)	3,231	1,852	950	(150)	2,652
Noninterest income (GAAP)		524	408	59	991	537	434	21	992
Total revenue (GAAP)	E	$2,724	$1,589	($91)	$4,222	$2,389	$1,384	($129)	$3,644
Efficiency ratio	D/E	65.97%	40.62%	NM	61.62%	69.67%	41.93%	NM	66.16%